EX-99.23.q.iii
                                POWER OF ATTORNEY
                                -----------------

     KNOW  ALL  MEN  BY  THESE  PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS,  the  undersigned  is  a  Trustee  of  the  Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in his/her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th
                                                                            ----
day  of  November  2003.
         --------------

                              /s/_____________________________________
                              ROBERT  S.  NEFF

STATE  OF  OHIO               )
                         )     ss:
COUNTY  OF  MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared LAURA B. PANNIER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that s/he executed and delivered the same for the purposes therein expressed.

     WITNESS  my  hand  and  official  seal  this  25th  day  of  November 2003.
                                                   ----           -------------

                              /s/_____________________________________
                              Notary  Public

                                POWER OF ATTORNEY
                                -----------------

     KNOW  ALL  MEN  BY  THESE  PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS,  the  undersigned  is  a  Trustee  of  the  Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in his/her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 25th
                                                                            ----
day  of  November  2003.
         --------------

                              /s/_____________________________________
                              LAURA  B.  PANNIER

STATE  OF  OHIO               )
                         )     ss:
COUNTY  OF  MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared LAURA B. PANNIER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that s/he executed and delivered the same for the purposes therein expressed.

     WITNESS  my  hand  and  official  seal  this  25th  day  of  November 2003.
                                                   ----           -------------

                              /s/_____________________________________
                              Notary  Public